UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of report) May 27, 2026

(Date of earliest event reported) May 21, 2026

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 East Fifth Street

Tulsa, OK 74103

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (918) 947-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange
(indicate by check mark)
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 21, 2026. The matters voted upon at the meeting and the results of such voting are set forth below:

1.

Election of Directors. The individuals set forth below were elected to the Board of Directors of the Company to serve one-year terms expiring at our 2027 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Tracy E. Hart	52,536,185.988	541,361.511	86,755.917	5,228,149.000
Deborah A. P. Hersman	52,368,912.045	717,144.712	78,246.659	5,228,149.000
Michael G. Hutchinson	51,816,334.620	1,266,178.823	81,789.973	5,228,149.000
Robert S. McAnnally	52,558,021.154	534,977.096	71,305.166	5,228,149.000
Sanjay D. Meshri	52,517,141.609	555,499.552	91,662.255	5,228,149.000
Pattye L. Moore	51,849,708.568	1,228,828.858	85,765.990	5,228,149.000
Eduardo A. Rodriguez	51,830,325.424	1,255,965.523	78,012.469	5,228,149.000
Yves C. Siegel	52,535,743.131	559,700.780	68,859.505	5,228,149.000

2.

Ratification of our Independent Auditor. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2026, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
57,586,251.467	733,188.569	73,012.380

3.

Amendment and Restatement of the Employee Stock Purchase Plan to Authorize an Additional 700,000 Shares of ONE Gas Common Stock for Issuance Under the Plan. The proposed amendment and restatement of the ONE Gas, Inc. Employee Stock Purchase Plan to authorize an additional 700,000 shares of ONE Gas, Inc. common stock for issuance under the plan was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,792,722.505	263,118.064	108,462.847	5,228,149.000

4.

Advisory vote on Executive Compensation. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2026 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
51,731,901.856	1,258,420.038	173,981.522	5,228,149.000

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: May 27, 2026	By:	/s/ Brian K. Shore
Brian K. Shore Vice President, Associate General Counsel & Secretary